UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 13, 2025

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2025, VerifyMe, Inc. (the “Company”) entered into an inducement letter agreement (the “Inducement Letter Agreement”) with an institutional investor and existing holder (the “Holder”) of existing warrants (the “Existing Warrants”) to purchase up to 1,461,896 shares of the Company’s common stock, $0.001 par value (the “Common Stock”). The Existing Warrants were originally issued on April 14, 2022, with an exercise price of $3.215 per share, and became exercisable six months following issuance.

The issuance of the shares of Common Stock upon exercise of the Existing Warrants is registered pursuant to a registration statement on Form S-3 (File No. 333-265852), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 6, 2022.

Pursuant to the Inducement Letter Agreement, the Holder agreed to exercise the Existing Warrants for cash at the exercise price of $3.215 per share in consideration for the Company’s agreement to issue a new unregistered warrant to purchase up to an aggregate of 1,461,896 shares of Common Stock at an exercise price of $4.00 per share (the “New Warrant”). The New Warrant will be immediately exercisable upon issuance and have a term of five and one-half years from the issuance date.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if it is not eligible to utilize Form S-3) providing for the resale of the shares of Common Stock issuable upon the exercise of the New Warrant (the “Resale Registration Statement”) within 45 calendar days following the date of the Inducement Letter Agreement, and to use commercially reasonable best efforts to cause the Resale Registration Statement to become effective as soon as practical from the date of the Inducement Letter Agreement. Pursuant to the Inducement Letter Agreement, except for certain exempt issuances set forth in the Inducement Letter Agreement, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement, subject to certain exceptions, for a period of 10 calendar days after the closing under the Inducement Letter Agreement.

Maxim Group LLC (“Maxim”) served as the Company’s exclusive financial advisor for this transaction. Maxim will receive an aggregate cash fee equal to 6.0% of the total proceeds received from the exercise of the Existing Warrants exercised in connection with the Inducement Letter Agreement. The Company also agreed to reimburse Maxim for reasonable accountable expenses.

The aggregate gross proceeds to the Company from the exercise of the Existing Warrants will be approximately $4.7 million, before deducting Maxim’s fees and other offering expenses payable by the Company.

The New Warrant and the shares of Common Stock issuable thereunder will be sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act.

The foregoing is only a summary of the New Warrant and the Inducement Letter Agreement and does not purport to be a complete description thereof. Such descriptions are qualified in their entirety by reference to the Form of New Warrant, and the Form of Inducement Letter Agreement, copies of which are incorporated by reference as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Report”) and are incorporated by reference herein.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words like “will,” or comparable terminology, are used to identify forward-looking statements, although not all forward-looking statements contain these words. Although the Company believes that it is basing its expectations and beliefs on reasonable assumptions within the bounds of what is currently known about its business and operations, there can be no assurance that actual results will not differ materially from what the Company expects or believes. Some of the factors that could cause the Company’s actual results to differ materially from its expectations or beliefs are disclosed in the “Risk Factors” section, as well as other sections, of its reports filed with the Securities and Exchange Commission, which include, without limitation, its ability to regain compliance with the Nasdaq Listing Standards and maintain the listing of its securities on Nasdaq. All forward-looking statements speak only as of the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

On January 14, 2025, the Company issued a press release announcing its entry into the Inducement Letter Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of New Warrant
10.1	Form of Inducement Letter Agreement dated January 13, 2025
99.1	Press release dated January 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: January 14, 2025	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and
President